EXHIBIT 3.3

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


                                 NUMBER: SHARES:
                               S D PRODUCTS CORP.
         Authorized Common Stock: 50,000,000 Shares * Par Value: $.0001



THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                  --Shares of S D PRODUCTS CORP. Common Stock-- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                                    /s/
-------------------------      S D PRODUCTS CORP       ------------------------
Secretary                         Corporate            President
                                    Seal
                                  Florida

Interwest Transfer Co., Inc. P.O. Box 17136/Salt Lake City, Utah 84117 Countersigned & Registered

                               -------------------------------------------------
                               Countersigned Transfer Agent-Authorized Signature






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NOTICE:                 Signature  must  be  gruaranteed  by a firm  which  is a
                        member of a registered national stock exchange, or by a bank (other than a saving bank) or a trust company. The following abbreviations when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as  tenants  in  common
UNIF GIFT MIN ACT - Custodian Under Uniform Gifts to Minors Act ____________ TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of Survivorship and not as tenants



Additional abbreviations may also be used though not in the above list.



     For Value Receieved, ___________ hereby sell, assign and transfer unto

Please insert social security or other
identifing number of assignee
--------------------------



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(Please Print or typewrite name and address, including zip code of assignee)
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____________________________________________________Shares  of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated______________




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                    NOTICE:  The signature to this  assignment  must  correspond with the name as written upon the face of the Certificate in every particular without alteratio or enlargement or any change whatever.